AMENDMENT TO WARRANT TO PURCHASE COMMON STOCK

This Amendment to Warrant to Purchase Common stock (this “Amendment”) is entered into as of July 1, 2007.  Reference is made to the Warrant to Purchase Common Stock dated as of October 25, 2006 (the “Original Warrant”) made by AUXILIO, INC. (the “Company”) in favor of CAMBRIA INVESTMENT FUND, L.P., a California limited partnership (“Holder”), and the other Holders (as defined therein).    As part of the consideration for the Holders entering into the Amended and Restated Loan and Security Agreement dated as of the date hereof, which, among other things extends the maturity date of the Original Principal (as defined therein), the Company agrees that all of the 750,000 Warrant Shares (as defined in the Original Warrant) shall all be fully vested as of the date hereof.

Other than as described herein, the Company hereby ratifies and reaffirms all of the terms and conditions of the Original Warrant.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year set forth above.

“Company”

AUXILIO, INC.,
a Nevada corporation

By:____________________________________________________
Name:
Title:

“Holder”

CAMBRIA INVESTMENT FUND, L.P.
a California limited partnership

By:  CAMBRIA INVESTMENT ADVISORS, LLC
                         a California limited liability company,
                         its general partner

By: _____________________________
Eric W. Richardson, President